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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: March 8, 1996




                      NELLCOR PURITAN BENNETT INCORPORATED
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                                    --------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

        0-14980                                                94-2789249
        -------                                                ----------
(Commission File Number)                                    (I.R.S. Employer
                                                          Identification No.)

                               4280 Hacienda Drive
                          Pleasanton, California 94588
                          ----------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (510) 463-4000
                                 --------------
                         (Registrant's telephone number,
                              including area code)



                               PAGE 1 OF 3 PAGES
                      THE EXHIBIT INDEX APPEARS ON PAGE 3.

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ITEM 5.      OTHER EVENTS.

         On March 8, 1996, the Registrant entered into an Agreement and Plan of Merger (the "Agreement") with Infrasonics, Inc., a California corporation ("Infrasonics"). Pursuant to the Agreement, the Registrant would acquire Infrasonics through a merger of Infrasonics into the Registrant. In the merger, Infrasonics stockholders would receive .095 of a share of the Registrant's Common Stock for each outstanding share of Infrasonics common stock held by them. The exchange ratio is subject to adjustment, based on the average of the closing price of the Registrant's Common Stock for the 10 trading days preceding the third trading day before the consummation of the merger, in order that the value of Registrant's common stock to be received by Infrasonics stockholders as calculated under the adjustment formula is not less than $6.25 per share. Consummation of the acquisition is subject to the approval of Registrant's and Infrasonics' stockholders.

         On March 11, 1996, Registrant issued a press release concerning the acquisition, the text of which press release is attached hereto as Exhibit 99 and is incorporated by reference herein.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)     Not required.

     (b)     Not required.

     (c)     Exhibits.



                                                             Sequential
Exhibit No.               Description                         Page No.
-----------               -----------                         --------

99      Registrant's Press Release, dated March 11, 1996          4


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  NELLCOR PURITAN BENNETT
                                  INCORPORATED

Date:  March 21, 1996             /s/ Laureen DeBuono
                                  ------------------------------------------
                                  Laureen DeBuono
                                  Executive Vice President, Human Resources,
                                  General Counsel and Secretary

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                                  EXHIBIT INDEX


Exhibit No.               Description                              Page No.
-----------               -----------                              -------

99        Registrant's Press Release, dated March 11, 1996.           4

                                       3